UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2021

DUTCH BROS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification Number)
110 SW 4th Street
Grants Pass,	Oregon		97526
(Address of principal executive offices)			(Zip Code)
(541) 955-4700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 30, 2021, Dutch Bros Inc. through its subsidiary DB Management Co., which is a wholly-owned subsidiary of Dutch Mafia, LLC, of which Dutch Bros Inc. is the sole managing member (collectively, the “Company”), entered into an employment agreement with Jonathan Ricci, the Company’s Chief Executive Officer (the “Ricci Agreement”). The Agreement supersedes Mr. Ricci’s prior Employment Agreement with the Company. The Ricci Agreement provides for Mr. Ricci’s employment as Chief Executive Officer. Mr. Ricci will receive a base salary of $550,000, and is eligible to receive a cash bonus of $500,000 for 2021. Mr. Ricci is also eligible to use the Company-owned plane for up to 25 hours of personal travel and to participate in the Company’s standard benefits, subject to the terms and conditions of such plans and programs, including certain benefits under the terms of the Company’s Amended and Restated Severance and Change in Control Plan.
On November 24, 2021, the Company entered into an employment agreement with Charles Jemley, the Company’s Chief Financial Officer (the “Jemley Agreement” and together with the Ricci Agreement, the “Agreements”). The Jemley Agreement provides for Mr. Jemley’s employment as Chief Financial Officer. Mr. Jemley will receive a base salary of $472,500,and is eligible to receive a cash bonus of $225,000 for 2021. Mr. Jemley is also eligible to participate in the Company’s standard benefits, subject to the terms and conditions of such plans and programs, including certain benefits under the terms of the Company’s Amended and Restated Severance and Change in Control Plan.
The foregoing descriptions of the Agreements is not complete and is qualified in its entirety by reference to the Agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.
(d)Exhibits

Exhibit No.		Description
10.1	#	Offer Letter by and between Jonathan Ricci and the Company dated July 27, 2021.
10.2	#	Offer Letter by and between Charles Jemley and the Company dated July 27, 2021.
#          Indicates management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)
Date:	December 1, 2021
		By:	/s/ Charles L. Jemley
Charles L. Jemley
Chief Financial Officer